Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED INCOME STATEMENT

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues*	23,595	28,980	29,788	29,098	111,461	22,894	24,087	25,627	29,746	102,354
Equity in earnings of affiliates	424	743	779	730	2,676	365	462	530	375	1,732
Net gain on dispositions	17	—	1	1	19	1	14	—	—	15
Other income	10	13	24	14	61	452	18	49	2	521
Total Revenues and Other Income	24,046	29,736	30,592	29,843	114,217	23,712	24,581	26,206	30,123	104,622

Costs and Expenses
Purchased crude oil and products	21,138	25,747	26,385	24,660	97,930	17,679	18,353	19,463	23,914	79,409
Operating expenses	1,246	1,143	1,206	1,285	4,880	1,270	1,137	1,134	1,158	4,699
Selling, general and administrative expenses	386	432	440	419	1,677	384	439	435	437	1,695
Depreciation and amortization	336	337	346	337	1,356	315	320	337	346	1,318
Impairments	—	6	1	1	8	2	15	1	6	24
Taxes other than income taxes*	110	109	109	97	425	3,156	3,356	3,456	3,494	13,462
Accretion on discounted liabilities	6	6	5	6	23	5	6	5	6	22
Interest and debt expense	123	135	125	121	504	105	107	112	114	438
Foreign currency transaction (gains) losses	(16)	(14)	—	(1)	(31)	(1)	—	7	(6)	—
Total Costs and Expenses	23,329	27,901	28,617	26,925	106,772	22,915	23,733	24,950	29,469	101,067
Income before income taxes	717	1,835	1,975	2,918	7,445	797	848	1,256	654	3,555
Income tax expense (benefit)	132	431	407	602	1,572	234	267	407	(2,601)	(1,693)
Net Income	585	1,404	1,568	2,316	5,873	563	581	849	3,255	5,248
Less: net income attributable to noncontrolling interests	61	65	76	76	278	28	31	26	57	142
Net Income Attributable to Phillips 66	524	1,339	1,492	2,240	5,595	535	550	823	3,198	5,106
* Includes excise taxes on sales of refined petroleum products for periods prior to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2014-09 on January 1, 2018:						3,036	3,252	3,376	3,390	13,054

Net Income Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	1.07	2.86	3.20	4.85	11.87	1.02	1.06	1.60	6.29	9.90
Diluted	1.07	2.84	3.18	4.82	11.80	1.02	1.06	1.60	6.25	9.85

Weighted-Average Common Shares Outstanding (thousands)
Basic	487,065	468,331	466,109	461,651	470,708	521,647	517,785	512,923	508,148	515,090
Diluted	489,668	471,638	469,440	464,406	474,047	524,520	520,160	515,960	511,352	518,508

OTHER INFORMATION

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Effective tax rate (%)	18.4%	23.5%	20.6%	20.6%	21.1%	29.4%	31.5%	32.4%	(397.7)%	(47.6)%

Foreign Currency Gains (Losses) - After-Tax ($ Millions)	13	13	—	1	27	1	—	(5)	4	—

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	280	238	284	379	1,181	153	130	166	189	638
Chemicals	286	324	263	152	1,025	251	294	163	8	716
Refining	112	1,190	1,232	2,001	4,535	390	307	863	516	2,076
Marketing and Specialties	235	310	423	589	1,557	208	328	317	167	1,020
Corporate and Other	(196)	(227)	(227)	(203)	(853)	(205)	(211)	(253)	(226)	(895)
Income before income taxes	717	1,835	1,975	2,918	7,445	797	848	1,256	654	3,555
Less: income tax expense (benefit)	132	431	407	602	1,572	234	267	407	(2,601)	(1,693)
Net Income	585	1,404	1,568	2,316	5,873	563	581	849	3,255	5,248
Less: net income attributable to noncontrolling interests	61	65	76	76	278	28	31	26	57	142
Net Income Attributable to Phillips 66	524	1,339	1,492	2,240	5,595	535	550	823	3,198	5,106

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	163	164	209	234	770	107	102	140	152	501
NGL and Other	86	53	74	122	335	19	14	(5)	18	46
DCP Midstream	31	21	29	53	134	27	22	1	26	76
Total Midstream	280	238	312	409	1,239	153	138	136	196	623
Chemicals	286	324	263	152	1,025	284	294	216	161	955
Refining
Atlantic Basin/Europe	(108)	164	216	301	573	(98)	124	249	157	432
Gulf Coast	—	366	221	468	1,055	98	91	123	107	419
Central Corridor	272	521	846	1,188	2,827	97	45	318	301	761
West Coast	(54)	140	(20)	51	117	(130)	61	168	(55)	44
Total Refining	110	1,191	1,263	2,008	4,572	(33)	321	858	510	1,656
Marketing and Specialties
Marketing and Other	163	188	323	528	1,202	181	282	246	111	820
Specialties	59	66	62	64	251	27	53	75	57	212
Total Marketing and Specialties	222	254	385	592	1,453	208	335	321	168	1,032
Corporate and Other	(212)	(227)	(223)	(201)	(863)	(205)	(209)	(220)	(226)	(860)
Adjusted income before income taxes	686	1,780	2,000	2,960	7,426	407	879	1,311	809	3,406
Less: adjusted income tax expense (benefit)	120	393	467	624	1,604	85	279	427	204	995
Adjusted Net Income	566	1,387	1,533	2,336	5,822	322	600	884	605	2,411
Less: adjusted net income attributable to noncontrolling interests	54	65	77	76	272	28	31	26	57	142
Adjusted Net Income Attributable to Phillips 66	512	1,322	1,456	2,260	5,550	294	569	858	548	2,269

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Pending claims and settlements	—	—	(21)	—	(21)	—	—	37	—	37
Hurricane-related costs	—	—	—	—	—	—	—	(4)	(6)	(10)
Impairments by equity affiliates	—	—	—	(28)	(28)	—	—	—	—	—
Pension settlement expense	—	—	(7)	(2)	(9)	—	(8)	(3)	(1)	(12)
Total Midstream	—	—	(28)	(30)	(58)	—	(8)	30	(7)	15

Chemicals
Impairments by equity affiliates	—	—	—	—	—	(33)	—	—	(31)	(64)
Hurricane-related costs	—	—	—	—	—	—	—	(53)	(122)	(175)
Total Chemicals	—	—	—	—	—	(33)	—	(53)	(153)	(239)

Refining
Pending claims and settlements	—	—	—	—	—	—	21	30	—	51
Certain tax impacts	2	(1)	1	4	6	—	—	—	23	23
Hurricane-related costs	—	—	—	—	—	—	—	(12)	(12)	(24)
Gain on consolidation of business	—	—	—	—	—	423	—	—	—	423
Pension settlement expense	—	—	(32)	(11)	(43)	—	(35)	(13)	(5)	(53)
Total Refining	2	(1)	(31)	(7)	(37)	423	(14)	5	6	420

Marketing and Specialties
Certain tax impacts	13	56	44	—	113	—	—	—	—	—
Hurricane-related costs	—	—	—	—	—	—	—	(1)	—	(1)
Pension settlement expense	—	—	(6)	(3)	(9)	—	(7)	(3)	(1)	(11)
Total Marketing and Specialties	13	56	38	(3)	104	—	(7)	(4)	(1)	(12)

Corporate and Other
Pending claims and settlements	—	—	—	—	—	—	3	(31)	—	(28)
U.S. tax reform	16	—	—	—	16	—	—	—	—	—
Pension settlement expense	—	—	(4)	(2)	(6)	—	(5)	(2)	—	(7)
Total Corporate and Other	16	—	(4)	(2)	10	—	(2)	(33)	—	(35)

Total Special Items (Pre-tax)	31	55	(25)	(42)	19	390	(31)	(55)	(155)	149

Income Tax Expense (Benefit)
Tax impact of pre-tax special items*	5	14	(6)	(12)	1	149	(12)	(20)	(70)	47
Other tax impacts	—	—	(5)	(65)	(70)	—	—	—	—	—
U.S. tax reform	7	24	(49)	55	37	—	—	—	(2,735)	(2,735)
Total Income Tax Expense (Benefit)	12	38	(60)	(22)	(32)	149	(12)	(20)	(2,805)	(2,688)

Income (Loss) Attributable to Noncontrolling Interests
Pending claims and settlements	—	—	(1)	—	(1)	—	—	—	—	—
U.S. tax reform	7	—	—	—	7	—	—	—	—	—
Total Income (Loss) Attributable to Noncontrolling Interests	7	—	(1)	—	6	—	—	—	—	—

Total Phillips 66 Special Items (After-tax)	12	17	36	(20)	45	241	(19)	(35)	2,650	2,837
* We generally tax effect taxable U.S.-based special items using a combined federal and state statutory income tax rate of approximately 25 percent beginning in 2018, and approximately 38 percent for periods prior to 2018. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	—	—	—	—	—	—	—	34	(5)	29
NGL and Other	—	—	(28)	(2)	(30)	—	(8)	(4)	(2)	(14)
DCP Midstream	—	—	—	(28)	(28)	—	—	—	—	—
Total Midstream	—	—	(28)	(30)	(58)	—	(8)	30	(7)	15

Refining
Atlantic Basin/Europe	—	—	(7)	1	(6)	—	(4)	(2)	22	16
Gulf Coast	—	—	(11)	(4)	(15)	423	(5)	(14)	(14)	390
Central Corridor	—	—	(7)	(3)	(10)	—	(3)	(1)	(2)	(6)
West Coast	2	(1)	(6)	(1)	(6)	—	(2)	22	—	20
Total Refining	2	(1)	(31)	(7)	(37)	423	(14)	5	6	420

Marketing and Specialties
Marketing and Other	13	56	38	(3)	104	—	(7)	(4)	(1)	(12)
Specialties	—	—	—	—	—	—	—	—	—	—
Total Marketing and Specialties	13	56	38	(3)	104	—	(7)	(4)	(1)	(12)

CASH FLOW INFORMATION

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income	585	1,404	1,568	2,316	5,873	563	581	849	3,255	5,248
Depreciation and amortization	336	337	346	337	1,356	315	320	337	346	1,318
Impairments	—	6	1	1	8	2	15	1	6	24
Accretion on discounted liabilities	6	6	5	6	23	5	6	5	6	22
Deferred income taxes	101	28	100	23	252	493	264	27	(2,670)	(1,886)
Undistributed equity earnings	119	(133)	125	110	221	(212)	(40)	(291)	27	(516)
Net gain on dispositions	(17)	—	(1)	(1)	(19)	(1)	(14)	—	—	(15)
Gain on consolidation of business	—	—	—	—	—	(423)	—	—	—	(423)
Other	173	24	(79)	14	132	6	92	(332)	48	(186)
Net working capital changes	(815)	692	(1,483)	1,333	(273)	(1,297)	641	(195)	913	62
Net Cash Provided by (Used in) Operating Activities	488	2,364	582	4,139	7,573	(549)	1,865	401	1,931	3,648

Cash Flows From Investing Activities
Capital expenditures and investments	(328)	(538)	(779)	(994)	(2,639)	(470)	(458)	(367)	(537)	(1,832)
Proceeds from asset dispositions*	17	12	10	18	57	9	42	14	21	86
Advances/loans—related parties	(1)	—	—	—	(1)	—	—	(9)	(1)	(10)
Collection of advances/loans—related parties	—	—	—	—	—	325	—	—	1	326
Restricted cash received from consolidation of business	—	—	—	—	—	318	—	—	—	318
Other	(45)	62	50	45	112	(24)	(37)	(19)	46	(34)
Net Cash Provided by (Used in) Investing Activities	(357)	(464)	(719)	(931)	(2,471)	158	(453)	(381)	(470)	(1,146)

Cash Flows From Financing Activities
Issuance of debt	1,509	—	85	590	2,184	712	1,891	480	425	3,508
Repayment of debt	(7)	(253)	(114)	(770)	(1,144)	(773)	(2,137)	(251)	(517)	(3,678)
Issuance of common stock	10	20	9	—	39	4	2	17	12	35
Repurchase of common stock	(3,513)	(230)	(405)	(497)	(4,645)	(285)	(381)	(461)	(463)	(1,590)
Dividends paid on common stock	(327)	(372)	(370)	(367)	(1,436)	(326)	(360)	(356)	(353)	(1,395)
Distributions to noncontrolling interests	(45)	(51)	(50)	(61)	(207)	(24)	(30)	(29)	(37)	(120)
Net proceeds from issuance of Phillips 66 Partners LP common and preferred units	9	58	47	14	128	40	131	—	1,034	1,205
Other	(45)	(13)	(21)	(7)	(86)	(34)	(20)	(12)	(10)	(76)
Net Cash Provided by (Used in) Financing Activities	(2,409)	(841)	(819)	(1,098)	(5,167)	(686)	(904)	(612)	91	(2,111)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	1	(17)	(4)	(15)	(35)	2	17	(22)	20	17

Net Change in Cash, Cash Equivalents and Restricted Cash	(2,277)	1,042	(960)	2,095	(100)	(1,075)	525	(614)	1,572	408
Cash, cash equivalents and restricted cash at beginning of period	3,119	842	1,884	924	3,119	2,711	1,636	2,161	1,547	2,711
Cash, Cash Equivalents and Restricted Cash at End of Period	842	1,884	924	3,019	3,019	1,636	2,161	1,547	3,119	3,119
* Includes return of investments in equity affiliates.

CAPITAL PROGRAM

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	136	339	503	570	1,548	182	199	178	212	771
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining	172	153	200	301	826	259	216	148	230	853
Marketing and Specialties	13	15	37	60	125	15	23	27	43	108
Corporate and Other	7	31	39	63	140	14	20	14	52	100
Total Consolidated	328	538	779	994	2,639	470	458	367	537	1,832

Proportional Share of Select Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	95	98	149	142	484	44	60	62	102	268
CPChem (Chemicals)	161	63	60	55	339	256	131	119	270	776
WRB Refining (Refining)	40	35	41	40	156	42	22	27	35	126
Select Equity Affiliates	296	196	250	237	979	342	213	208	407	1,170

Total Capital Program*
Midstream	231	437	652	712	2,032	226	259	240	314	1,039
Chemicals	161	63	60	55	339	256	131	119	270	776
Refining	212	188	241	341	982	301	238	175	265	979
Marketing and Specialties	13	15	37	60	125	15	23	27	43	108
Corporate and Other	7	31	39	63	140	14	20	14	52	100
Total Capital Program	624	734	1,029	1,231	3,618	812	671	575	944	3,002
* Includes Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP.

MIDSTREAM

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes ($ Millions)
Transportation	163	164	209	234	770	107	102	174	147	530
NGL and Other	86	53	46	120	305	19	6	(9)	16	32
DCP Midstream	31	21	29	25	106	27	22	1	26	76
Income (Loss) before Income Taxes	280	238	284	379	1,181	153	130	166	189	638

Adjusted EBITDA ($ Millions)*
PSXP**	236	263	297	300	1,096	149	157	154	240	700
Other Midstream	127	79	113	176	495	70	54	107	55	286
Transportation and NGL and Other	363	342	410	476	1,591	219	211	261	295	986
DCP Midstream	76	62	72	97	307	71	65	42	70	248
Adjusted EBITDA	439	404	482	573	1,898	290	276	303	365	1,234
* See reconciliation of income before income taxes to Adjusted EBITDA on next page.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Equity in Earnings of Affiliates ($ Millions)
Transportation	87	91	106	121	405	36	38	113	76	263
NGL and Other	35	43	48	39	165	26	28	28	34	116
DCP Midstream	30	21	29	26	106	27	21	2	25	75
Total	152	155	183	186	676	89	87	143	135	454

Depreciation and Amortization ($ Millions)*
Transportation	36	44	46	41	167	33	35	46	44	158
NGL and Other	38	38	40	37	153	35	34	35	37	141
DCP Midstream	—	—	—	—	—	—	—	—	—	—
Total	74	82	86	78	320	68	69	81	81	299
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Transportation	178	188	178	185	729	161	177	187	185	710
NGL and Other	77	78	101	77	333	57	63	65	70	255
DCP Midstream	—	—	—	—	—	—	(1)	—	—	(1)
Total	255	266	279	262	1,062	218	239	252	255	964
* Excludes Operating and SG&A Expense of all equity affiliates.

Transportation Volumes (MB/D)
Pipelines*	3,209	3,404	3,517	3,627	3,441	3,257	3,311	3,274	3,437	3,320
Terminals**	2,669	3,214	3,179	3,541	3,153	2,395	2,581	2,675	3,008	2,665
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment.
** Terminals include Bayway and Ferndale crude oil rail rack volumes.

PSX Other Volumes
NGL Fractionated (MB/D)*	184	227	227	223	216	175	177	177	215	186
* Excludes DCP Midstream.

100% DCP Midstream Results
Net Income Attributable, excludes parent company income tax related to DCP's earnings ($ Millions)	60	42	57	51	210	53	42	3	49	147

Depreciation and Amortization ($ Millions)	94	97	98	99	388	94	94	94	97	379

Operating and SG&A Expense ($ Millions)	221	260	275	304	1,060	240	254	226	234	954

Net Interest Expense ($ Millions)*	70	69	71	69	279	76	73	77	72	298
* Net of interest income.

Capital Expenditures and Investments ($ Millions)	189	196	299	283	967	87	121	124	204	536

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	4.5	4.9	4.9	5.0	4.8	4.6	4.5	4.5	4.6	4.6
NGL Production (MB/D)	380	430	426	415	413	341	367	378	411	374

Weighted-Average NGL Price*
DCP Midstream ($/BBL)	29.41	31.83	36.51	28.80	31.64	25.31	22.94	26.12	30.39	26.19
DCP Midstream ($/gal)	0.70	0.76	0.87	0.69	0.75	0.60	0.55	0.62	0.72	0.62
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

MLP Distributions ($ Millions)*
GP Distribution from PSXP to Phillips 66	51	57	61	67	236	32	36	43	47	158
LP Distribution from PSXP to Phillips 66	50	51	55	58	214	37	40	44	46	167
GP Distribution from DCP Midstream, LP to DCP Midstream***	43	42	43	**	128	23	23	43	83	172
LP Distribution from DCP Midstream, LP to DCP Midstream***	40	41	41	**	122	41	40	42	40	163
* Cash distributions declared attributable to general partner interest, common unit ownership and incentive distribution rights. These distributions are eliminated in the respective sponsors consolidated financial statements.

** Pending DCP Midstream release.
*** Represents 100 percent of DCP Midstream's distributions from DCP Midstream, LP.

MIDSTREAM (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income before Income Taxes to Adjusted EBITDA ($ Millions)
Income before income taxes	280	238	284	379	1,181	153	130	166	189	638
Plus:
Interest revenue	—	—	—	—	—	(1)	—	—	—	(1)
Depreciation and amortization	74	82	86	78	320	68	69	81	81	299
EBITDA	354	320	370	457	1,501	220	199	247	270	936

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	21	—	21	—	—	(37)	—	(37)
Hurricane-related costs	—	—	—	—	—	—	—	4	6	10
Impairments by equity affiliates	—	—	—	28	28	—	—	—	—	—
Pension settlement expense	—	—	7	2	9	—	8	3	1	12
EBITDA, Adjusted for Special Items	354	320	398	487	1,559	220	207	217	277	921

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	1	1	—	1	1	(1)	1
Proportional share of selected equity affiliates net interest	34	33	32	32	131	27	26	31	37	121
Proportional share of selected equity affiliates depreciation and amortization	51	51	52	53	207	43	42	54	52	191
Adjusted EBITDA	439	404	482	573	1,898	290	276	303	365	1,234

Adjusted EBITDA by Business Line
100% PSXP Results ($ Millions)
Income before income taxes	174	186	217	223	800	110	120	132	166	528
Plus:
Net interest expense	29	29	28	28	114	23	23	24	29	99
Depreciation and amortization	28	29	30	30	117	28	28	32	28	116
EBITDA	231	244	275	281	1,031	161	171	188	223	743

Adjustments (pre-tax):
EBITDA attributable to predecessors	—	—	—	—	—	(14)	(17)	(36)	(2)	(69)
Special item - pending claims and settlements*	—	—	3	—	3	—	—	—	—	—
Special item - U.S. tax reform*	(10)	—	—	—	(10)	—	—	—	—	—
EBITDA, Adjusted for Predecessors and Special Items**	221	244	278	281	1,024	147	154	152	221	674

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	1	1
Proportional share of selected equity affiliates net interest	7	8	8	8	31	—	—	—	7	7
Proportional share of selected equity affiliates depreciation and amortization	8	11	11	11	41	2	3	2	11	18
Adjusted EBITDA**	236	263	297	300	1,096	149	157	154	240	700
* Represents a special item adjustment made for PSX reporting purposes only.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

MIDSTREAM (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Total Transportation and NGL and Other ($ Millions)
Income before income taxes	249	217	255	354	1,075	126	108	165	163	562
Plus:
Interest revenue	—	—	—	—	—	(1)	—	—	—	(1)
Depreciation and amortization	74	82	86	78	320	68	69	81	81	299
EBITDA*	323	299	341	432	1,395	193	177	246	244	860

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	21	—	21	—	—	(37)	—	(37)
Hurricane-related costs	—	—	—	—	—	—	—	4	6	10
Pension settlement expense	—	—	7	2	9	—	8	3	1	12
EBITDA, Adjusted for Special Items*	323	299	369	434	1,425	193	185	216	251	845

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	1	1	—	—	—	1	1
Proportional share of selected equity affiliates net interest	18	18	17	16	69	10	10	18	18	56
Proportional share of selected equity affiliates depreciation and amortization	22	25	24	25	96	16	16	27	25	84
Adjusted EBITDA*	363	342	410	476	1,591	219	211	261	295	986
* Includes PSXP results above. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

DCP Midstream ($ Millions)
Income before income taxes	31	21	29	25	106	27	22	1	26	76
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	31	21	29	25	106	27	22	1	26	76

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	—	—	28	28	—	—	—	—	—
EBITDA, Adjusted for Special Items	31	21	29	53	134	27	22	1	26	76

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	1	1	(2)	—
Proportional share of selected equity affiliates net interest	16	15	15	16	62	17	16	13	19	65
Proportional share of selected equity affiliates depreciation and amortization	29	26	28	28	111	27	26	27	27	107
Adjusted EBITDA*	76	62	72	97	307	71	65	42	70	248
* Proportional share of selected equity affiliates is net of noncontrolling interests.

CHEMICALS

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes ($ Millions)	286	324	263	152	1,025	251	294	163	8	716

Equity in Earnings of Affiliate ($ Millions)	288	325	261	151	1,025	250	292	163	8	713

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings ($ Millions)
Olefins and Polyolefins	535	609	443	315	1,902	461	537	295	27	1,320
Specialties, Aromatics and Styrenics	57	76	108	28	269	53	61	46	9	169
Corporate and Other	(7)	(35)	(20)	(40)	(102)	(11)	(8)	(10)	(14)	(43)
Total	585	650	531	303	2,069	503	590	331	22	1,446

Income (Loss) before Income Taxes ($ Millions)
Olefins and Polyolefins	546	618	457	325	1,946	470	546	304	35	1,355
Specialties, Aromatics and Styrenics	61	83	116	33	293	62	65	51	13	191
Corporate and Other	(7)	(34)	(20)	(41)	(102)	(11)	(8)	(10)	(13)	(42)
Total	600	667	553	317	2,137	521	603	345	35	1,504

Depreciation and Amortization ($ Millions)	116	153	159	167	595	73	75	85	118	351

Net Interest (Income) Expense ($ Millions)*	(3)	19	18	17	51	(1)	(1)	(3)	(3)	(8)
* Net of interest income.

Investing Cash Flows ($ Millions)
Capital Expenditures and Investments	322	126	119	111	678	512	262	238	540	1,552
Advances to Equity Companies	—	—	—	—	—	6	2	3	—	11
Advance Repayments from Equity Companies	(33)	(35)	(12)	(39)	(119)	(7)	—	—	(52)	(59)

Olefins and Polyolefins Capacity Utilization (%)	96%	95%	91%	95%	94%	89%	98%	83%	79%	87%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	26.80	20.60	23.61	25.18	24.05	31.87	29.61	28.21	30.84	30.13
HDPE Blow Molding, Domestic Spot (cents/lb)	60.00	61.00	59.58	56.00	59.15	55.83	58.00	58.67	60.75	58.31

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	14.81	15.47	20.68	17.27	17.06	11.80	12.54	16.14	16.22	14.18
HDPE Blow Molding, Total Cash Cost (cents/lb)	39.81	33.47	36.57	38.30	37.04	44.90	42.59	41.13	43.78	43.10

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	32.18	32.66	25.94	25.60	29.10	31.00	32.48	29.61	31.59	31.17
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA ($ Millions)
Income before income taxes	286	324	263	152	1,025	251	294	163	8	716
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	286	324	263	152	1,025	251	294	163	8	716

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	—	—	—	—	33	—	—	31	64
Hurricane-related costs	—	—	—	—	—	—	—	53	122	175
EBITDA, Adjusted for Special Items	286	324	263	152	1,025	284	294	216	161	955

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	23	30	30	17	100	20	14	18	16	68
Proportional share of selected equity affiliates net interest	3	13	11	11	38	1	2	1	—	4
Proportional share of selected equity affiliates depreciation and amortization	92	108	110	112	422	69	70	76	92	307
Adjusted EBITDA	404	475	414	292	1,585	374	380	311	269	1,334

REFINING

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes ($ Millions)
Atlantic Basin/Europe	(108)	164	209	302	567	(98)	120	247	179	448
Gulf Coast	—	366	210	464	1,040	521	86	109	93	809
Central Corridor	272	521	839	1,185	2,817	97	42	317	299	755
West Coast	(52)	139	(26)	50	111	(130)	59	190	(55)	64
Income (Loss) before Income Taxes	112	1,190	1,232	2,001	4,535	390	307	863	516	2,076

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	(2.75)	3.42	4.62	5.63	3.05	(2.44)	2.32	4.72	3.26	2.25
Gulf Coast	—	4.76	3.01	6.04	3.55	7.79	1.19	1.55	1.22	2.83
Central Corridor	10.37	19.88	31.33	43.77	26.50	3.94	1.88	13.48	13.82	8.19
West Coast	(1.57)	3.95	(0.74)	1.52	0.81	(4.74)	1.67	5.19	(1.58)	0.48
Worldwide	0.67	6.39	6.96	10.50	6.29	2.45	1.69	4.72	2.75	2.92

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	7.17	10.42	11.48	11.54	10.32	6.29	7.90	10.02	8.32	8.25
Gulf Coast	6.75	9.93	9.09	11.84	9.48	8.03	6.74	7.26	6.38	7.07
Central Corridor	16.11	17.51	23.61	30.60	22.22	10.54	9.96	14.04	15.16	12.44
West Coast	8.32	12.77	9.53	14.18	11.20	9.95	10.83	12.95	7.96	10.49
Worldwide	9.29	12.28	13.36	16.53	12.99	8.55	8.44	10.49	8.98	9.13
* See note on the use of non-GAAP measures below. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

Equity in Earnings (Losses) of Affiliates ($ Millions)
Atlantic Basin/Europe	(2)	(3)	(2)	(3)	(10)	(4)	(2)	(3)	(2)	(11)
Gulf Coast	(1)	(3)	(1)	(1)	(6)	7	(2)	1	(2)	4
Central Corridor	(61)	220	300	353	812	(9)	26	146	166	329
West Coast	—	—	—	—	—	—	—	—	—	—
Total	(64)	214	297	349	796	(6)	22	144	162	322

Depreciation and Amortization ($ Millions)*
Atlantic Basin/Europe	52	50	50	49	201	49	47	47	49	192
Gulf Coast	66	64	69	69	268	65	68	68	70	271
Central Corridor	35	32	34	34	135	27	27	32	33	119
West Coast	58	59	60	59	236	58	62	58	61	239
Total	211	205	213	211	840	199	204	205	213	821
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Atlantic Basin/Europe	298	240	233	242	1,013	271	213	201	223	908
Gulf Coast	376	305	330	358	1,369	350	308	312	297	1,267
Central Corridor	115	131	131	145	522	144	191	131	161	627
West Coast	241	240	275	334	1,090	324	234	224	248	1,030
Total	1,030	916	969	1,079	3,994	1,089	946	868	929	3,832
* Excludes Operating and SG&A Expense of all equity affiliates.

Turnaround Expense ($ Millions), included in Operating and SG&A Expense*
Atlantic Basin/Europe	98	21	4	10	133	83	19	7	16	125
Gulf Coast	105	10	24	44	183	72	23	11	19	125
Central Corridor	2	4	7	7	20	27	79	14	47	167
West Coast	40	25	20	69	154	117	33	11	17	178
Total	245	60	55	130	490	299	154	43	99	595
* Excludes Turnaround Expense of all equity affiliates.

Taxes Other than Income Taxes, excluding Excise Taxes ($ Millions)
Atlantic Basin/Europe	15	15	13	13	56	16	13	14	13	56
Gulf Coast	25	23	23	17	88	27	23	23	23	96
Central Corridor	12	9	10	12	43	14	13	9	10	46
West Coast	27	25	26	24	102	20	21	—	23	64
Total	79	72	72	66	289	77	70	46	69	262

Foreign Currency Gains (Losses) Pre-Tax ($ Millions)	11	7	(1)	7	24	—	1	(6)	7	2

Refining—Equity Affiliate Information ($ Millions)
Equity in earnings (losses) of affiliates	(64)	214	297	349	796	(6)	22	144	162	322
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity-affiliate-related costs*	(239)	(397)	(469)	(507)	(1,612)	239	(191)	(262)	(306)	(520)
Equity-affiliate-related expenses not included in Realized Refining Margins	(303)	(183)	(172)	(158)	(816)	233	(169)	(118)	(144)	(198)
Regional Totals
Atlantic Basin/Europe	(43)	(18)	—	5	(56)	(17)	(18)	25	17	7
Gulf Coast	(1)	(3)	(1)	(1)	(6)	428	(2)	1	(1)	426
Central Corridor	(259)	(162)	(171)	(162)	(754)	(178)	(149)	(144)	(160)	(631)
Total	(303)	(183)	(172)	(158)	(816)	233	(169)	(118)	(144)	(198)
* Other costs associated with equity affiliates which do not flow through equity earnings.

REFINING (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income before Income Taxes to Adjusted EBITDA ($ Millions)
Income before income taxes	112	1,190	1,232	2,001	4,535	390	307	863	516	2,076
Plus:
Depreciation and amortization	211	205	213	211	840	199	204	205	213	821
EBITDA	323	1,395	1,445	2,212	5,375	589	511	1,068	729	2,897

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	—	—	—	—	(21)	(30)	—	(51)
Certain tax impacts	(2)	1	(1)	(4)	(6)	—	—	—	(23)	(23)
Hurricane-related costs	—	—	—	—	—	—	—	12	12	24
Gain on consolidation of business	—	—	—	—	—	(423)	—	—	—	(423)
Pension settlement expense	—	—	32	11	43	—	35	13	5	53
EBITDA, Adjusted for Special Items	321	1,396	1,476	2,219	5,412	166	525	1,063	723	2,477

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	1	—	1	—	—	—	1	1
Proportional share of selected equity affiliates net interest	(2)	(1)	(2)	(1)	(6)	—	(1)	(1)	(1)	(3)
Proportional share of selected equity affiliates depreciation and amortization	68	68	68	68	272	65	65	68	70	268
Adjusted EBITDA	387	1,463	1,543	2,286	5,679	231	589	1,130	793	2,743

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	419	495	465	526	477	366	533	536	543	494
Total Processed Inputs (MB/D)	436	527	492	583	510	446	569	569	597	546
Crude Oil Capacity Utilization (%)	78%	92%	87%	98%	89%	70%	103%	103%	104%	95%
Clean Product Yield (%)	84%	86%	85%	90%	86%	88%	87%	88%	89%	88%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	696	767	656	751	717	668	715	694	758	709
Total Processed Inputs (MB/D)	769	845	759	835	802	743	795	767	828	784
Crude Oil Capacity Utilization (%)	93%	102%	87%	100%	95%	90%	96%	93%	102%	95%
Clean Product Yield (%)	76%	80%	79%	81%	79%	80%	81%	80%	81%	81%

Central Corridor*
Crude Oil Charge Input (MB/D)	458	513	531	524	507	470	465	480	452	467
Total Processed Inputs (MB/D)	475	531	548	544	525	488	480	497	472	484
Crude Oil Capacity Utilization (%)	93%	104%	108%	106%	103%	95%	94%	97%	92%	95%
Clean Product Yield (%)	90%	88%	88%	91%	89%	90%	88%	88%	91%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	340	362	354	316	343	279	366	368	353	342
Total Processed Inputs (MB/D)	367	387	382	358	373	304	388	398	378	367
Crude Oil Capacity Utilization (%)	93%	100%	97%	87%	94%	78%	102%	102%	98%	95%
Clean Product Yield (%)	86%	86%	87%	88%	87%	87%	87%	86%	89%	87%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,913	2,137	2,006	2,117	2,044	1,783	2,079	2,078	2,106	2,012
Total Processed Inputs (MB/D)	2,047	2,290	2,181	2,320	2,210	1,981	2,232	2,231	2,275	2,181
Crude Oil Capacity Utilization (%)	89%	100%	93%	99%	95%	84%	98%	98%	100%	95%
Clean Product Yield (%)	83%	84%	84%	86%	84%	85%	85%	85%	87%	86%

REFINING (continued)

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	172	222	203	258	213	213	252	252	260	244
Distillates	185	218	202	248	214	163	228	230	254	219
Other	81	92	89	85	87	81	95	92	90	90
Total	438	532	494	591	514	457	575	574	604	553
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	303	337	307	344	323	296	324	310	333	316
Distillates	260	315	266	300	285	275	292	286	311	291
Other	212	198	192	195	200	178	185	175	191	182
Total	775	850	765	839	808	749	801	771	835	789

Central Corridor*
Gasoline	242	263	269	280	264	253	241	253	251	249
Distillates	181	201	210	212	201	181	180	182	178	180
Other	56	73	74	57	65	59	64	68	48	60
Total	479	537	553	549	530	493	485	503	477	489
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	180	190	180	168	179	154	197	198	189	185
Distillates	136	143	150	147	144	110	141	142	144	135
Other	53	54	51	44	50	41	50	58	44	48
Total	369	387	381	359	373	305	388	398	377	368

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	897	1,012	959	1,050	979	916	1,014	1,013	1,033	994
Distillates	762	877	828	907	844	729	841	840	887	825
Other	402	417	406	381	402	359	394	393	373	380
Total	2,061	2,306	2,193	2,338	2,225	2,004	2,249	2,246	2,293	2,199

Market Indicators
Crude and Crude Differentials ($/BBL)
WTI	62.88	67.99	69.71	59.09	64.92	51.83	48.24	48.16	55.35	50.90
Brent	66.76	74.35	75.27	67.76	71.04	53.78	49.83	52.08	61.39	54.27
LLS	65.79	73.11	74.31	66.55	69.94	53.51	50.31	51.65	61.05	54.13
ANS	66.96	74.10	75.55	68.65	71.31	53.83	50.68	52.20	61.52	54.56
WTI less Maya	5.16	5.83	3.57	(4.73)	2.46	7.10	4.29	1.62	2.21	3.80
WTI less WCS	25.78	18.04	27.88	33.25	26.23	13.79	9.99	10.49	16.82	12.77

Natural Gas ($/MMBtu)
Henry Hub	3.01	2.82	2.90	3.74	3.12	3.00	3.05	2.93	2.86	2.96

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	9.23	13.36	12.73	1.32	9.16	9.46	15.53	19.17	11.26	13.85
East Coast Distillate less Brent	16.35	15.83	16.20	19.13	16.88	12.93	13.29	17.18	17.77	15.29
Gulf Coast
Gulf Coast Gasoline less LLS	8.65	9.44	8.63	(0.70)	6.51	9.92	10.86	14.90	8.95	11.16
Gulf Coast Distillate less LLS	15.15	15.28	15.54	16.82	15.70	12.26	11.59	16.44	15.48	13.94
Central Corridor
Central Gasoline less WTI	13.57	16.04	16.68	8.53	13.71	12.77	14.11	19.32	16.43	15.66
Central Distillate less WTI	19.85	22.03	22.77	26.64	22.82	14.00	14.59	21.98	23.43	18.50
West Coast
West Coast Gasoline less ANS	16.40	18.76	14.13	9.69	14.74	17.28	21.08	20.83	11.76	17.74
West Coast Distillate less ANS	17.28	18.69	17.85	18.60	18.11	14.84	14.32	20.45	18.81	17.10

Worldwide Market Crack Spread ($/BBL)*	13.12	14.86	14.21	9.11	12.83	12.24	14.06	18.19	13.98	14.62
* Weighted average based on Phillips 66 crude capacity.

MARKETING AND SPECIALTIES

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes ($ Millions)
Marketing and Other	176	244	361	525	1,306	181	275	242	110	808
Specialties	59	66	62	64	251	27	53	75	57	212
Income before Income Taxes	235	310	423	589	1,557	208	328	317	167	1,020

Income before Income Taxes ($/BBL)
U.S.	0.85	1.05	1.48	1.40	1.21	0.82	1.20	1.05	0.51	0.89
International	1.51	3.32	4.80	10.05	5.00	2.01	3.10	2.36	1.46	2.23

Realized Marketing Fuel Margins ($/BBL)*
U.S.**	1.39	1.30	1.80	1.95	1.62	1.47	1.74	1.63	1.09	1.48
International	3.32	5.25	6.58	11.99	6.87	3.70	4.95	4.45	3.72	4.21
* See note on the use of non-GAAP measures below. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

** U.S. realized marketing fuel margins for Q2 and Q3 2018 have been revised to exclude the effects of special items on fuel margins.

Other Realized Margins and Revenues not included in Marketing Fuel Margins ($ Millions)*
Marketing and Other	127	183	185	143	638	115	117	136	109	477
Specialties	82	86	89	90	347	58	61	64	54	237
Total	209	269	274	233	985	173	178	200	163	714
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates ($ Millions)
Marketing and Other	20	27	25	27	99	18	25	24	21	88
Specialties	12	22	14	17	65	14	36	56	49	155
Total	32	49	39	44	164	32	61	80	70	243

Depreciation and Amortization ($ Millions)*
Marketing and Other	24	24	22	24	94	22	21	24	25	92
Specialties	5	5	5	5	20	5	5	5	5	20
Total	29	29	27	29	114	27	26	29	30	112
* Excludes D&A of all equity affiliates.

Operating and SG&A Expense ($ Millions)*
Marketing and Other	266	294	303	298	1,161	245	283	292	284	1,104
Specialties	36	36	34	37	143	38	37	39	39	153
Total	302	330	337	335	1,304	283	320	331	323	1,257
* Excludes Operating and SG&A Expense of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,024	1,110	1,102	1,204	1,111	1,073	1,188	1,188	1,197	1,162
Distillates	706	843	780	873	801	667	751	780	866	766
Other	1	—	—	—	—	—	—	1	1	1
Total	1,731	1,953	1,882	2,077	1,912	1,740	1,939	1,969	2,064	1,929

International Marketing
Gasoline	81	86	85	87	84	82	87	84	83	84
Distillates	173	169	175	179	174	168	161	166	165	165
Other	19	17	17	20	18	15	18	17	20	17
Total	273	272	277	286	276	265	266	267	268	266

Worldwide Marketing
Gasoline	1,105	1,196	1,187	1,291	1,195	1,155	1,275	1,272	1,280	1,246
Distillates	879	1,012	955	1,052	975	835	912	946	1,031	931
Other	20	17	17	20	18	15	18	18	21	18
Total	2,004	2,225	2,159	2,363	2,188	2,005	2,205	2,236	2,332	2,195

Foreign Currency Gains (Losses) Pre-Tax ($ Millions)	4	—	1	(6)	(1)	1	—	1	(3)	(1)

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA ($ Millions)
Income before income taxes	235	310	423	589	1,557	208	328	317	167	1,020
Plus:
Depreciation and amortization	29	29	27	29	114	27	26	29	30	112
EBITDA	264	339	450	618	1,671	235	354	346	197	1,132

Special Item Adjustments (pre-tax):
Certain tax impacts	(13)	(56)	(44)	—	(113)	—	—	—	—	—
Hurricane-related costs	—	—	—	—	—	—	—	1	—	1
Pension settlement expense	—	—	6	3	9	—	7	3	1	11
EBITDA, Adjusted for Special Items	251	283	412	621	1,567	235	361	350	198	1,144

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	—	2	1	1	4	—	—	1	—	1
Proportional share of selected equity affiliates depreciation and amortization	3	2	3	3	11	3	3	2	3	11
Adjusted EBITDA	254	287	416	625	1,582	238	364	353	201	1,156

CORPORATE AND OTHER

	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes ($ Millions)	(196)	(227)	(227)	(203)	(853)	(205)	(211)	(253)	(226)	(895)

Detail of Loss before Income Taxes ($ Millions)
Net interest expense	(112)	(128)	(114)	(105)	(459)	(100)	(100)	(104)	(104)	(408)
Corporate overhead	(59)	(74)	(83)	(41)	(257)	(60)	(73)	(68)	(67)	(268)
Technology	(22)	(22)	(21)	(23)	(88)	(23)	(21)	(24)	(26)	(94)
Other*	(3)	(3)	(9)	(34)	(49)	(22)	(17)	(57)	(29)	(125)
Total	(196)	(227)	(227)	(203)	(853)	(205)	(211)	(253)	(226)	(895)
* First-quarter 2018 equity earnings reflect a tax benefit from an equity affiliate as a result of U.S. tax reform.

Net Interest Expense ($ Millions)
Interest expense	(123)	(136)	(131)	(131)	(521)	(114)	(113)	(112)	(114)	(453)
Capitalized interest	—	1	6	10	17	9	6	—	—	15
Interest income	11	7	11	16	45	5	7	8	10	30
Total	(112)	(128)	(114)	(105)	(459)	(100)	(100)	(104)	(104)	(408)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA ($ Millions)
Loss before income taxes	(196)	(227)	(227)	(203)	(853)	(205)	(211)	(253)	(226)	(895)
Plus:
Net interest expense	112	128	114	105	459	100	100	104	104	408
Depreciation and amortization	22	21	20	19	82	21	21	22	22	86
EBITDA	(62)	(78)	(93)	(79)	(312)	(84)	(90)	(127)	(100)	(401)

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	—	—	—	—	—	31	—	31
U.S. tax reform	(16)	—	—	—	(16)	—	—	—	—	—
Pension settlement expense	—	—	4	2	6	—	5	2	—	7
EBITDA, Adjusted for Special Items	(78)	(78)	(89)	(77)	(322)	(84)	(85)	(94)	(100)	(363)

Other Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	(78)	(78)	(89)	(77)	(322)	(84)	(85)	(94)	(100)	(363)

Foreign Currency Gains (Losses) Pre-Tax ($ Millions)	—	8	—	—	8	—	(1)	(2)	2	(1)

Phillips 66 Total Company Debt
Total Debt ($ Millions)	11,621	11,364	11,337	11,160	11,160	10,210	9,965	10,201	10,110	10,110
Debt-to-Capital Ratio (%)	32%	31%	31%	29%	29%	30%	30%	30%	27%	27%

Total Equity ($ Millions)	24,300	24,960	25,795	27,153	27,153	23,725	23,806	23,959	27,428	27,428

RECONCILIATION OF CONSOLIDATED INCOME BEFORE INCOME TAXES TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before income taxes	717	1,835	1,975	2,918	7,445	797	848	1,256	654	3,555
Plus:
Net interest expense	112	128	114	105	459	99	100	104	104	407
Depreciation and amortization	336	337	346	337	1,356	315	320	337	346	1,318
Phillips 66 EBITDA	1,165	2,300	2,435	3,360	9,260	1,211	1,268	1,697	1,104	5,280

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	—	—	28	28	33	—	—	31	64
Pending claims and settlements	—	—	21	—	21	—	(21)	(36)	—	(57)
Certain tax impacts	(15)	(55)	(45)	(4)	(119)	—	—	—	(23)	(23)
Gain on consolidation of business	—	—	—	—	—	(423)	—	—	—	(423)
Pension settlement expense	—	—	49	18	67	—	55	21	7	83
Hurricane-related costs	—	—	—	—	—	—	—	70	140	210
U.S. tax reform	(16)	—	—	—	(16)	—	—	—	—	—
Phillips 66 EBITDA, Adjusted for Special Items	1,134	2,245	2,460	3,402	9,241	821	1,302	1,752	1,259	5,134

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	23	30	31	18	102	20	15	19	16	70
Proportional share of selected equity affiliates net interest	35	47	42	43	167	28	27	32	36	123
Proportional share of selected equity affiliates depreciation and amortization	214	229	233	236	912	180	180	200	217	777
EBITDA attributable to Phillips 66 noncontrolling interests	(80)	(87)	(97)	(97)	(361)	(46)	(47)	(49)	(87)	(229)
Phillips 66 Adjusted EBITDA	1,326	2,464	2,669	3,602	10,061	1,003	1,477	1,954	1,441	5,875

Recast of Financial Information—Effective in Q4 2018, we changed our segment performance measure to income before income taxes from net income. The supplemental data by segment and other information included herein has been recast for all periods presented to conform with this change. In addition, other information included herein has been recast (e.g., pipeline volumes) and certain information presented historically has been removed (e.g., CPChem externally marketed sales volumes) to conform to current period presentation.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms EBITDA and Adjusted EBITDA and Realized refining margins per barrel and Realized marketing fuel margins per barrel. These are non-GAAP financial measures. EBITDA and Adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measure most directly comparable to EBITDA and Adjusted EBITDA is income before income taxes. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The most directly comparable GAAP measure to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income before income taxes to realized refining margin and realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section below.

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	(108)	164	209	302	567	(98)	120	247	179	448
Plus:
Taxes other than income taxes	15	15	13	13	56	16	13	14	13	56
Depreciation, amortization and impairments	52	50	50	49	201	49	47	47	49	192
Selling, general and administrative expenses	13	15	16	19	63	14	15	16	16	61
Operating expenses	285	225	217	223	950	257	198	185	207	847
Equity in losses of affiliates	2	3	2	3	10	4	2	3	2	11
Other segment income	(7)	—	(3)	(1)	(11)	(3)	(3)	(2)	(2)	(10)
Proportional share of refining gross margins contributed by equity affiliates	29	28	16	14	87	14	16	15	14	59
Special items:
Certain tax impacts	—	—	(1)	(4)	(5)	—	—	—	(23)	(23)
Realized refining margins	281	500	519	618	1,918	253	408	525	455	1,641

Total processed inputs (thousands of barrels)	39,218	47,978	45,233	53,613	186,042	40,116	51,749	52,306	54,897	199,068
Adjusted total processed inputs (thousands of barrels)	39,218	47,978	45,233	53,613	186,042	40,116	51,749	52,306	54,897	199,068

Income (loss) before income taxes (dollars per barrel)**	(2.75)	3.42	4.62	5.63	3.05	(2.44)	2.32	4.72	3.26	2.25
Realized refining margins (dollars per barrel)***	7.17	10.42	11.48	11.54	10.32	6.29	7.90	10.02	8.32	8.25

GULF COAST
Income before income taxes	—	366	210	464	1,040	521	86	109	93	809
Plus:
Taxes other than income taxes	25	23	23	17	88	27	23	24	23	97
Depreciation, amortization and impairments	66	64	69	69	268	67	68	68	70	273
Selling, general and administrative expenses	10	13	13	21	57	12	14	14	15	55
Operating expenses	366	292	317	337	1,312	338	294	298	282	1,212
Equity in (earnings) losses of affiliates	1	3	1	1	6	(7)	2	(1)	2	(4)
Other segment (income) expense, net	(1)	3	1	—	3	(422)	1	—	—	(421)
Proportional share of refining gross margins contributed by equity affiliates	—	—	—	—	—	1	—	—	—	1
Realized refining margins	467	764	634	909	2,774	537	488	512	485	2,022

Total processed inputs (thousands of barrels)	69,207	76,875	69,745	76,838	292,665	66,848	72,346	70,544	76,213	285,951
Adjusted total processed inputs (thousands of barrels)	69,207	76,875	69,745	76,838	292,665	66,848	72,346	70,544	76,213	285,951

Income before income taxes (dollars per barrel)**	—	4.76	3.01	6.04	3.55	7.79	1.19	1.55	1.22	2.83
Realized refining margins (dollars per barrel)***	6.75	9.93	9.09	11.84	9.48	8.03	6.74	7.26	6.38	7.07

CENTRAL CORRIDOR
Income before income taxes	272	521	839	1,185	2,817	97	42	317	299	755
Plus:
Taxes other than income taxes	12	9	10	12	43	14	13	9	10	46
Depreciation, amortization and impairments	35	32	34	34	135	27	37	32	33	129
Selling, general and administrative expenses	7	7	7	13	34	8	8	8	10	34
Operating expenses	108	124	124	132	488	136	183	123	151	593
Equity in (earnings) losses of affiliates	61	(220)	(300)	(353)	(812)	9	(26)	(146)	(166)	(329)
Other segment (income) expense, net	(4)	(8)	4	(5)	(13)	2	4	8	(1)	13
Proportional share of refining gross margins contributed by equity affiliates	198	381	472	514	1,565	169	175	290	325	959
Realized refining margins	689	846	1,190	1,532	4,257	462	436	641	661	2,200

Total processed inputs (thousands of barrels)	26,236	26,209	26,778	27,076	106,299	24,647	22,331	23,525	21,643	92,146
Adjusted total processed inputs (thousands of barrels)*	42,765	48,347	50,410	50,039	191,561	43,921	43,718	45,733	43,451	176,823

Income before income taxes (dollars per barrel)**	10.37	19.88	31.33	43.77	26.50	3.94	1.88	13.48	13.82	8.19
Realized refining margins (dollars per barrel)***	16.11	17.51	23.61	30.60	22.22	10.54	9.96	14.04	15.16	12.44

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	(52)	139	(26)	50	111	(130)	59	190	(55)	64
Plus:
Taxes other than income taxes	25	25	26	24	100	20	21	—	23	64
Depreciation, amortization and impairments	58	60	60	59	237	58	67	58	61	244
Selling, general and administrative expenses	11	12	11	16	50	11	12	12	13	48
Operating expenses	230	228	264	318	1,040	313	222	212	235	982
Other segment (income) expense	3	(14)	—	2	(9)	1	1	2	1	5
Realized refining margins	275	450	335	469	1,529	273	382	474	278	1,407

Total processed inputs (thousands of barrels)	33,051	35,195	35,132	32,954	136,332	27,414	35,304	36,635	34,736	134,089
Adjusted total processed inputs (thousands of barrels)	33,051	35,195	35,132	32,954	136,332	27,414	35,304	36,635	34,736	134,089

Income (loss) before income taxes (dollars per barrel)**	(1.57)	3.95	(0.74)	1.52	0.81	(4.74)	1.67	5.19	(1.58)	0.48
Realized refining margins (dollars per barrel)***	8.32	12.77	9.53	14.18	11.20	9.95	10.83	12.95	7.96	10.49

WORLDWIDE
Income before income taxes	112	1,190	1,232	2,001	4,535	390	307	863	516	2,076
Plus:
Taxes other than income taxes	77	72	72	66	287	77	70	47	69	263
Depreciation, amortization and impairments	211	206	213	211	841	201	219	205	213	838
Selling, general and administrative expenses	41	47	47	69	204	45	49	50	54	198
Operating expenses	989	869	922	1,010	3,790	1,044	897	818	875	3,634
Equity in (earnings) losses of affiliates	64	(214)	(297)	(349)	(796)	6	(22)	(144)	(162)	(322)
Other segment (income) expense, net	(9)	(19)	2	(4)	(30)	(422)	3	8	(2)	(413)
Proportional share of refining gross margins contributed by equity affiliates	227	409	488	528	1,652	184	191	305	339	1,019
Special items:
Certain tax impacts	—	—	(1)	(4)	(5)	—	—	—	(23)	(23)
Realized refining margins	1,712	2,560	2,678	3,528	10,478	1,525	1,714	2,152	1,879	7,270

Total processed inputs (thousands of barrels)	167,712	186,257	176,888	190,481	721,338	159,025	181,730	183,010	187,489	711,254
Adjusted total processed inputs (thousands of barrels)*	184,241	208,395	200,520	213,444	806,600	178,299	203,117	205,218	209,297	795,931

Income before income taxes (dollars per barrel)**	0.67	6.39	6.96	10.50	6.29	2.45	1.69	4.72	2.75	2.92
Realized refining margins (dollars per barrel)***	9.29	12.28	13.36	16.53	12.99	8.55	8.44	10.49	8.98	9.13
* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2018					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	132	187	256	268	843	129	211	191	97	628
Plus:
Taxes other than income taxes*	(10)	3	3	2	(2)	1,278	1,375	1,409	1,419	5,481
Depreciation and amortization	4	3	3	3	13	4	3	3	4	14
Selling, general and administrative expenses	176	193	201	193	763	174	193	193	191	751
Equity in earnings of affiliates	(2)	(2)	(3)	(1)	(8)	—	(2)	(2)	(1)	(5)
Other operating revenues*	(84)	(98)	(104)	(93)	(379)	(1,354)	(1,459)	(1,499)	(1,503)	(5,815)
Other segment income	—	—	—	—	—	(1)	(14)	—	—	(15)
Special items:
Certain tax impacts	—	(56)	(44)	—	(100)	—	—	—	—	—
Realized marketing fuel margins	216	230	312	372	1,130	230	307	295	207	1,039

Total fuel sales volumes (thousands of barrels)	155,780	177,725	173,072	191,119	697,696	156,548	176,419	181,110	189,851	703,928

Income before income taxes (dollars per barrel)	0.85	1.05	1.48	1.40	1.21	0.82	1.20	1.05	0.51	0.89
Realized marketing fuel margins (dollars per barrel)**	1.39	1.30	1.80	1.95	1.62	1.47	1.74	1.63	1.09	1.48

INTERNATIONAL
Income before income taxes	37	82	122	264	505	48	75	58	36	217
Plus:
Taxes other than income taxes*	(2)	2	1	1	2	1,756	1,881	1,970	1,972	7,579
Depreciation and amortization	18	18	17	18	71	15	16	17	19	67
Selling, general and administrative expenses	70	71	66	73	280	60	63	70	71	264
Equity in earnings of affiliates	(18)	(25)	(22)	(26)	(91)	(19)	(22)	(22)	(20)	(83)
Other operating revenues*	(7)	(6)	(7)	(12)	(32)	(1,760)	(1,883)	(1,973)	(1,978)	(7,594)
Other segment (income) expense, net	(5)	2	—	5	2	(1)	1	(1)	3	2
Marketing margins	93	144	177	323	737	99	131	119	103	452
Less: Margin for non-fuel related sales	12	14	10	8	44	11	11	10	10	42
Realized marketing fuel margins	81	130	167	315	693	88	120	109	93	410

Total fuel sales volumes (thousands of barrels)	24,534	24,717	25,441	26,257	100,949	23,885	24,229	24,596	24,636	97,346

Income before income taxes (dollars per barrel)	1.51	3.32	4.80	10.05	5.00	2.01	3.10	2.36	1.46	2.23
Realized marketing fuel margins (dollars per barrel)**	3.32	5.25	6.58	11.99	6.87	3.70	4.95	4.45	3.72	4.21
* Includes excise taxes on sales of petroleum products for periods prior to the adoption of FASB ASU No. 2014-09 on January 1, 2018. Other operating revenues also includes other non-fuel revenues.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts due to rounding.